                                         Page 11 of 80 (Revised)    Page  of 144
                                                                  Amendment 0001
                                                                  Attachment (4)
PART 1 - THE SCHEDULE
SECTION B - SUPPLIES OR SERVICES AND PRICE/COSTS
OPTION YEAR 1 - FY 98 (REVISED BY P00007)
PART A - INDEFINITE DELIVERY/INDEFINITE QUANTITY - EAST COAST

  CLIN        Supplies/Services                                                    Qty     Unit   Unit Price          Amount
  ----        -----------------                                                    ---     ----   ----------          ------
0101          PROP AIC, ASAC TRACK, FERRY UTILITY MISSIONS

0101AA        Guaranteed Flight Hours                                              450     FH     $1,003.62         $  461,629.00

0101AB        Level I Excess Flight Hours                                 Est      100     FH     $  393.62         $   39,362.00

0101AC        Level II Excess Flight Hours                                Est      100     FH     $  393.62         $   39,362.00

0102          JET AIC, TRACK, FERRY, UTILITY MISSIONS

0102AA        Guaranteed Flight Hours ~ .                                        2,400     FH     $1,260.62         $3,025,488.00

0102AB        Level I  Excess Flight Hours                                Est      600     FH     $  690.62         $  414,372.00

0102AC        Level II Excess Flight Hours                                Est      200     FH     $  690.62         $  138,124.00

0103          JET AIC, TRACK, FERRY, UTILITY MISSIONS (LEAR 35 OR 36)

0103AA        Guaranteed Flight Hours                                              190     FH     $2,414.62         $  458,777.80

0103AB        Level I Excess Flight Hours                                 Est      400     FH     $  683.62         $  273,448.00

0103AC        Level II Excess Flight Hours                                Est      450     FH     $  683.62         $  307,629.00

0103AD        Level III Excess Flight Hours                               Est      450     FH     $  683.62         $  307,629.00

0104          TOW MISSIONS BASIC (LEAR 35 or 36)

0104AA        Guaranteed Flight Hours                                              500     FH     $3,136.62         $1,588,310.00

0104AB        Level I Excess Flight Hours                                 Est      200     FH     $  949.62         $  189,924.00

0104AC        Level II Excess Flight Hours                                Est      100     FH     $  785.62         $   78,562.00

0105         TOW MISSIONS BASIC - GFE TARGETS/BANNERS (LR 35 OR 36)

0105AA        Guaranteed Flight Hours                                               50     FH     $2,117.62         $  105,881.00

0105AB        Level I Excess Flight Hours                                 Est      100     FH     $  855.62         $   85,562.00

0105AC        Level II Excess Flight Hours                                Est       50     FH     $  855.62         $   42,781.00

0106          TOW MISSIONS SPECIAL (LEAR 35 OR 36)

0106AA        Guaranteed Flight Hours                                               40     FH     $2,617.62         $  104,704.80

0106AB        Level I Excess Flight Hours                                 Est      150     FH     $  918.62         $  137,793.00

0106AC        Level II Excess Flight Hours                                Est       50     FH     $  918.62         $   45,931.00


PART 1 - THE SCHEDULE
SECTION B - SUPPLIES SUPPLIES OR SERVICES AND PRICES/COSTS

Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                Page 12 of 80 (Revised)            Page   of 144
                                                                  Amendment 0001
                                                                  Attachment (4)

CLIN          Supplies/Services                                           Qty     Unit            Unit Price          Amount
----          ------------------                                          ---     ----            ----------          ------
0107          EW MISSIONS (LEAR 35 OR 36)

0107AA        Guaranteed Flight Hours                                             700      FH     $1,808.62         $1,266,034.00

0107AB        Level I Excess Flight Hours                                 Est      450     FH     $  510.62         $  229,779.00

0107AC        Level II Excess Flight Hours                                Est      450     FH     $  460.62         $  207,279.00

0107AD        Level III Excess Flight Hours                               Est      450     FH     $  359.62         $  161,829.00

0108          SPECIAL EW SYSTEMS MISSIONS - GFE INTERNAL EW
              EQUIPMENT AND/OR EXTERNAL PODS (LEAR 35 OR 36)

0108AA        Guaranteed Flight Hours                                              120     FH     $2,815.62         $  337,874.40

O108AB        Level I Excess Flight Hours                                 Est      300     FH     $2,208.62         $  662,586.00

0108AB        Level II Excess Flight Hours                                Est      450     FH     $  705.62         $  317,529.00

PART B - REQUIREMENTS - EAST COAST

  CLIN        Supplies/Services                                               Est. Qty     Unit     Unit Price         Amount
  ----        -----------------                                               --------     ----     ----------         ------
0109          JET AID, TRACK, FERRY, UTILITY MISSIONS'
              ROOSEVELT ROADS, PR                                                  175     FH     $1,498.62         $  262,256.50

0110          JET AIC, TRACK, FERRY UTILITY MISSIONS JACKSONVILLE, FL              500     FH     $  992.62         $  496,310.00

0111          JET.AIC, TRACK, FERRY, UTILITY MISSIONS ROOSEVELT
              ROADS, PR  (LEAR 35 OR 36)                                           250     FH     $1,709.62         $  427,405.00

0112          RESERVED

0113          JET FERRY, UTILITY MISSIONS - WITH EXTERNALLY
              MOUNTED EQUIPMENT (LEAR 35 OR 36)                                    200     FH     $1,054.62         $  210,924.00

0114          TOW MISSIONS BASIC - ROOSEVELT ROADS, PR (LEAR 35 or 36)             130     FH     $2,117.62         $  275,290.60

0115          TOW MISSIONS BASIC - GFE TARGETS/BANNERS
              Roosevelt Roads, PR (LEAR 35 OR 36)                                   50     FH     $1,901.62         $   95,081.00


0116          RESERVED

0117          EW MISSIONS - ROOSEVELT  ROADS, PR (LEAR 35 OR 36)                   250     FH     $1,736.62         $  434,155.00

0118          SPECIAL EW SYSTEMS MISSIONS - LEAR 36 TEST BED/
              EW PLATFORM                                                          475     FH     $2,208.62         $1,049,094.50

PART C - COST REIMBURSABLE ITEMS - EAST COAST                                      Qty     Unit  Est Unit Price     Amount
  CLIN        Supplies/Services                                               Est. Qty     Unit     Unit Price         Amount
  ----        -----------------                                               --------     ----     ----------         ------
O119          SPECIAL FERRY OF LEAR 36 TO HONOLULU, HI
              FROM EAST COAST                                                      1      Lot     $124,800.00       $xxxxxxxx

0120          SPECIAL FERRY OF LEAR 36 TO ATSUKI, JAPAN
              FROM EAST COAST                                                      1      Lot     $156,000.00       $xxxxxxxx


 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                   Page 13 of 80 (Revised)          Page  of 144
                                                                  Amendment 0001
                                                                  Attachment (4)


PART 1 - THE SCHEDULE
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

PART D - INDEFINITE DELIVERY/INDEFINITE QUANTITY - WEST COAST

  CLIN         Supplies/Services                                                  Qty      Unit   Unit Price          Amount
  ----         -----------------                                                  ----     ----   ----------          ------

0121          JET AIC, TRACK, FERRY, UTILITY MISSIONS

0121AA        Guaranteed Flight Hours                                            2,400     FH     $1,260.62         $3,025,488.00

0121AB        Level I Excess Flight Hours                                 Est      450     FH     $  718.62         $  323,379.00

0121AC        Level II Excess Flight Hours                                Est      150     FH     $  718.62         $  107,793.00

0122          TOW MISSIONS BASIC (LEAR 35 OR 36)

0122AA        Guaranteed Flight Hours                                              300     FH     $3,086.62         $  925,986.00

0122AB        Level I Excess Flight Hours                                 Est      200     FH     $  912.62         $  182,524.00

0122AC        Level II Excess Flight Hours                                Est      150     FH     $  710.62         $  106,593.00

0123          EW MISSIONS (LEAR 35 OR 36)

0123AA        Guaranteed Flight Hours                                              650     FH     $1,819.62         $1,182,753.00

0123AB        Level I Excess Flight Hours                                 Est      450     FH     $  510.62         $  229,779.00

0123AC        Level II Excess Flight Hours                                Est      450     FH     $  460.62         $  207,279.00

PART E - COST REIMBURSABLE ITEMS - WEST COAST
  CLIN        Supplies/Services                                                Est Qty     Unit     Estimated Price     Amount
  ----        -----------------                                                -------     ----     ---------------     ------

0124          PROP ASAC, TRACK, UTILITY MISSIONS                                1           LOT      $ 280,800.00      $xxxxxxx

0125          JET AIC, TRACK, FERRY, UTILITY MISSIONS,
              WHIDBEY ISLAND,  WA                                               1           Lot      $ 421,200.00      $xxxxxxx

0126          JET AIC, TRACK, FERRY, UTILITY MISSIONS (LR 35 OR 36)             1           Lot      $ 748,800.00      $xxxxxxx

0127          JET FERRY, UTILITY - W/EXTERNAL EQUIP (LR 35 OR 36)               1           Lot      $ 124,800.00      $xxxxxxx

0128          TOW MISSIONS - BASIC GFE BANNER (LEAR 35 OR 36)                   1           Lot      $ 717,800.00      $xxxxxxx

0129          TOW MISSIONS SPECIAL - TLX (LEAR 35 OR 36)                        1           Lot      $ 166,400.00      $xxxxxxx

0130          EW MISSIONS - GFE/CFE PODS (LEAR 35 OR 36)                        1           Lot      $ 873,800.00      $xxxxxxx

0131          SPECIAL EW SYSTEMS MISSIONS - GFE INTERNAL
              EQUIPMENT AND/OR EXTERNAL PODS (LEAR 35 or 36)                    1           Lot      $ 353,800.00      $xxxxxxx

0132          SPECIAL EW SYSTEMS MISSIONS - LEAR 36 TEST BED/
              EW PLATFORM                                                       1           Lot      $ 748,800.00      $xxxxxxx

0133          SPECIAL FERRY OF LEAR 36 TO HONOLULU, HI FROM WEST COAST          1           Lot      $  74,880.00      $xxxxxxx

0134          SPECIAL FERRY OF LEAR 36 TO ATSUKI, JAPAN FROM WEST COAST         1           Lot      $ 149,760.00      $xxxxxxx

                         Page 14 of 80 (Revised)                   Page   of 144
                                                                  Amendment 0001
                                                                  Attachment (4)

PART 1 - THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

PART F - COST REIMBURSABLE   MIDPAC/WESTPAC

  CLIN        Supplies/Services                                         Qty        Unit    Estimated Unit Price    Amount
  ----        -----------------                                         ---        ----    --------------------    ------
MIDPAC
------
0135          JET AIC,TRACK, FERRY, UTILITY,TOW MISSIONS,
              BASIC - GFE/CFE, EW MISSIONS (LEAR 36)                     1         LOT        $  996,400.00         $xxxxxxx

0136          SPECIAL FERRY OF LEAR 36 TO ATSUKI, JAPAN
              FROM HONOLULU, HI                                          1         LOT        $   97,344.00         $xxxxxxx
WESTPAC
0137          JET AIC,TRACK,FERRY,UTILITY,TOWMISSIONS,
              BASIC - GFE/CFE EW MISSIONS (LEAR 36)                      1         LOT        $1,123,200.00         $xxxxxxx

PART G - REQUIREMENTS

CLIN          Supplies/Services                                         Est. Qty   Unit    Unit Price                Amount
----          -----------------                                         --------   ----    ----------                ------
0138          SPECIAL MISSION EQUIPMENT (SME)/EW OPERATOR               2,000      M/Hrs    $62.00                 $124,000.00

0139          SPECIAL REQUIREMENTS PILOTS, OTHER THAN FLYING              800      M/Hrs    $62.00                 $ 49,600.00

0140          GFE EQUIPMENT INSTALLERS/GFE MAINTENANCE PERSONNEL        5,000      M/Hrs    $49.00                 $245,000.00

PART H - COST REIMBURSABLE ITEMS

CLIN          Supplies/Services                                         Est. Qty   Unit     Unit Price               Amount
----          -----------------                                         --------   ----    --------------            ------


0141          TRAVEL/PER DIEM                                           1           LOT    $312,000.00             $343,200.00

0142          MATERIAL                                                  1           LOT    $832,000.00             $915,200.00

0143          SITE ACTIVATION/DEACTIVATION - EAST/WEST COAST            1           LOT    $  7,280.00             $xxxxxxx

0144          SITE RELOCATION - EAST/WEST COAST                         1           LOT    S  4,160.00             $xxxxxxx

0145          SITE ACTIVATION - MIDPAC/WESTPAC                          1           LOT    $  7,280.00             $xxxxxxx

0146          SITE RELOCATION - MIDPAC/WESTPAC                          1           LOT    $  4,160.00             $xxxxxxx

0147          ADMINISTRATIVE /TECHNICAL DATA IN ACCORDANCE
              WITH DD FORM 1423, EXHIBIT A                              1           LOT        NSP                   NSP

0148          ADDITIONAL SUPPORT AIRCRAFT

0148AA        EAST COAST                                                1           LOT    $  416,000.00           $xxxxxxx

0148AB        WEST COAST                                                1           LOT    $  416,000.00           $xxxxxxx

PART I - REQUIREMENTS - AIRCRAFT MODIFICATIONS

CLIN          Supplies/Services                                         Est. Qty   Unit     Unit Price              Amount
----          -----------------                                         --------   ----    --------------            ------


0149          AIRCRAFT MODIFICATIONS (SPECIAL EQUIPMENT)                1           EACH     $0.00                   $0.00

0149AA        BELLY RADOME                                              1           EACH     $0.00                   $0.00

0149AB        ANTICOLLISION LIGHT (SB 35/36 33-9)                       1           EACH     $0.00                   $0.00

WESTPAC       WING HARDPOINTS                                           1           EACH     $0.00                   $0.00



 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.

                                  Page 15 of 80 (Revised)           Page  of 144
                                                                  Amendment 0001
                                                                  Attachment (4)



PART 1 - THE SCHEDULE
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
PART 1 REQUIREMENTS - AIRCRAFT MODIFICATIONS

  CLIN        Supplies/Services                                         Est Qty    Unit       Unit Price        Amount
  ----        -----------------                                         -------    ----       ----------        ------

0149          AIRCRAFT MODIFICATIONS (SPECIAL EQUIPMENT)
0149AA        BELLY RADOME                                              1         EACH        $     0.00    $         0.00
0149AB        ANTI-COLLISON LIGHT (SB 35/36-33-9)                       1         EACH        $     0.00    $         0.00
0149AC        WING HARDPOINTS                                           1         EACH        $     0.00    $         0.00
0149AD        EJECTOR RELEASE                                           1         EACH        $     0.00    $         0.00
0149AE        INVERTORS                                                 1         EACH        $     0.00    $         0.00
0149AF        NOSE RADOME                                               1         EACH        $     0.00    $         0.00
0149AG        TAIL RADOME                                               1         EACH        $     0.00    $         0.00
0149AH        AN/APX-72 OR APX-100 PROVISIONS INCLUDING 2 GFE
              ANTENNAS (JET AIRCRAFT)                                   1         EACH        $ 3,450.00    $     3,450.00
0149AJ        AN/APX-72 OR APX-100 PROVISIONS INCLUDING 2 GFE
              ANTENNAS (LEAR 30 SERIES AIRCRAFT)                        1         EACH        $ 3,450.00    $     2,450.00
0149AK        STORMSCOPE                                                1         EACH        $13,800.00    $    13,800.00
0149AL        UPGRADE AIR CONDITIONING                                  1         EACH        $     0.00    $         0.00
0149AM        ADDITIONAL UHF TRANSCEIVER (225-400 MHZ) WITH GFE
              CRYPTO CAPABILITY (JET AIRCRAFT)                          1         EACH        $ 5,750.00    $     6,750.00
0149AN        ADDITIONAL UHF TRANSCEIVER (225-400 MHZ) WITH GFE
              CRYPTO CAPABILITY (LEAR 30 SERIES AIRCRAFT)               1         EACH        $ 8,625.00    $     6,625.00

                                TOTAL AMOUNT FOR ALL CLINS                                                  $22,252,347.60



 Use or disclosure of data contained on this sheet is subject to the restriction on the title page of this proposal.